                                                                     EXHIBIT 4.1
================================================================================


                             Amended and Restated

                             STOCKHOLDERS AGREEMENT

                                     AMONG

                          FIBERNET TELECOM GROUP, INC.

                                      AND

                              CERTAIN STOCKHOLDERS

                         DATED AS OF JANUARY 31, 2001







================================================================================

                                    AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                              ("Agreement") dated as of January 31, 2001 between FIBERNET TELECOM GROUP, INC. ("Company"), SIGNAL EQUITY PARTNERS, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers ("Signal"), and NORTEL NETWORKS INC. ("Nortel") (each term as defined herein), amending and restating the Stockholders Agreement dated as of May 7, 1999 (as amended by the Amendment dated as of June 30, 2000, the Amendment dated July 28, 2000, and the Amendment dated August 11, 2000 the "Stockholders Agreement") by and among the Company and the Stockholders (as defined in the Stockholders Agreement).

                 Each Stockholder owns, on the date hereof, that number of shares of Stock (as hereinafter defined) set forth opposite such Stockholder's name on Annex I. It is deemed to be in the best interest of the Company and the Stockholders that provision be made for the continuity and stability of the business and policies of the Company, and, to that end, the Company and the Stockholders hereby set forth their agreement with respect to the shares of Stock owned by the Stockholders.

                 NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

     Section 1.  Definitions.

                 Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement. As used herein, the following terms shall have the following respective meanings:

                 "Affiliate" has the meaning ascribed thereto in the Securities Purchase Agreement.

                 "all or substantially all" shall have the meaning ascribed to such term in the Securities Purchase Agreement.

                 "Board" means the Board of Directors of the Company.

                 "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banks are authorized or required to be closed in New York, New York.

                 "Charter" shall mean the Certificate of Incorporation of the Company, as amended from time to time.

                 "Common Stock" shall mean the common stock, $.001 par value, of the Company.

                 "Concordia" shall mean Concordia Telecom Management, L.L.C., a Delaware limited liability company.

                 "Founders Shares" shall mean at any time the shares of Common Stock, any securities which by their terms are exercisable or exchangeable for or convertible into Common Stock, and any securities of the Company received in respect thereof, which are held by the Founding Stockholders.

                 "Founding Stockholders" shall mean the Persons listed as Stockholders under the heading "Founding Stockholders" in Annex I hereto, and shall include any successor to, or assignee or transferee of, any of the Founding Stockholders whether or not such Persons shall agree in writing to be treated as a Founding Stockholder and to be bound by the terms and to comply with the provisions of this Agreement.

                 "Group" shall mean:

                    (i)  in the case of any Stockholder who is an individual,
               (A) such Stockholder, (B) the spouse, lineal descendants and adopted children of such Stockholder and (C) any trust for the benefit of any of the foregoing; and


                    (ii) in the case of any Stockholder which is a corporation, limited liability company or partnership, (A) such corporation, limited liability company or partnership, (B) any corporation or other business organization to which such corporation, limited liability company or partnership shall sell or transfer all or substantially all of its assets or with which it shall be merged,
               (C) with respect to any limited liability company or partnership, any partner (general or limited) or member thereof and (D) any Affiliate of such corporation.

                 "Majority in Interest" has the meaning ascribed to such term in the Securities Purchase Agreement.

                 "Nortel" shall mean Nortel Networks Inc., a Delaware corporation.

                 "Operating Budget" has the meaning ascribed to such term in the Securities Purchase Agreement.

                 "Person" shall mean any individual, partnership, corporation, group, trust or other legal entity.

                 "Privately Negotiated Sale" shall mean a transaction between a Stockholder and an unrelated party, negotiated on an arm's length basis other than on a securities exchange, in the over the counter market or on the Nasdaq National Market.

                 "Proportionate Percentage" shall mean:

                  (i) for the purposes of Section 3, the pro rata percentage of Stock being offered by a Selling Group pursuant to Section 3 that each Stockholder (other than the Selling Group) shall be entitled to purchase, which pro rata percentage, as to each such Stockholder, shall be the percentage figure which expresses the ratio, on a Common Stock equivalent basis (which for purposes of this Agreement shall mean the conversion of all securities convertible into Common Stock and the exercise of all options and warrants then exercisable for Common Stock), between the number of shares of Stock owned by such Stockholder and the aggregate number of shares of Stock owned by all Stockholders (other than the Selling Group) at the date of determination;

                         (ii) for the purposes of Section 4, the pro rata percentage of the number of shares of Stock to which a Section 4 Offer relates that each Stockholder shall be entitled to Transfer to the Section 4 Purchaser, which pro rata percentage, as to each such Stockholder, shall be the percentage figure which expresses the ratio, on a Common Stock equivalent basis, between the number of shares of Stock owned by such Stockholder and the aggregate number of shares of Stock owned by all Stockholders and the
              Section 4 Offeree at the date of determination; and

                         (iii) for the purposes of Section 7, the pro rata percentage of Stock subject to purchase pursuant to Section 7 that each Stockholder shall be entitled to purchase, which pro rata percentage, as to each such Stockholder, shall be the percentage figure which expresses the ratio, on a Common Stock equivalent basis, between the number of shares of Stock owned by such Stockholder and the aggregate number of shares of Stock owned by all Stockholders at the date of determination.

                 "Purchasers" shall mean the Persons listed as Stockholders under the heading "Purchasers" in Annex I hereto, and shall include any successor to, or assignee or transferee of, any of the Purchasers whether or not such Persons shall agree in writing to be treated as a Purchaser and to be bound by the terms and to comply with the provisions of this Agreement, each a "Purchaser".

                 "Qualified Public Offering" shall mean (i) for purposes of the Charter, the Proxy (as hereinafter defined), and Sections 2(a), 2(b), 4, 8 and 9 of this Agreement (together, the "Surviving Provisions"), a fully underwritten public offering (underwritten by an underwriter of national reputation) of shares of Common Stock registered pursuant to the Securities Act with proceeds to the Company of at least $75,000,000 (net of underwriting discounts and expenses) or otherwise on terms reasonably acceptable to the Majority in Interest and Nortel, and (ii) solely for purposes of this Agreement (specifically excluding any of the Surviving Provisions), any closing of any offering of securities of the Company pursuant to that Amendment No. 4 to Form S-1 on Form S-3 under the Securities Act ("S-3"), as filed with the Securities and Exchange Commission on January 18, 2001, as such S-3 may be amended or supplemented from time to time, with cash proceeds to the Company of at least $10,000,000.

                 "Securities Act" shall mean the Securities Act of 1933 together with any applicable regulations, as the same may be amended from time to time.

                 "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of May 7, 1999 among the Company and the purchasers named therein.

                 "Selling Group" shall mean a Stockholder or a member of the Group of a Stockholder proposing to Transfer its Stock, or which has delivered a notice of intention to Transfer, pursuant to Section 3 or Section 4 hereof.

                 "Series C Preferred Stock" shall mean the Series C Convertible Preferred Stock, par value $.001, of the Company.

                 "Series D Preferred Stock" shall mean the Series D Convertible Preferred Stock, par value $.001, of the Company.

                 "Series E Preferred Stock" shall mean the Series E Convertible Preferred Stock, par value $.001, of the Company.

                 "Series F Preferred Stock" shall mean the Series F Convertible Preferred Stock, par value $.001, of the Company.

                 "Series H Preferred Stock" shall mean the Series H Convertible Preferred Stock, par value $.001, of the Company.

                 "Series I Preferred Stock" shall mean the Series I Convertible Preferred Stock, par value $.001, of the Company.

                 "Signal" shall mean Signal Equity Partners, L.P., a Delaware limited partnership.

                 "Stock" shall mean (i) the presently issued and outstanding shares of Common Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series H Preferred Stock and Series I Preferred Stock, and any options, warrants or other instruments exercisable therefor (which options, warrants or other instruments shall be deemed to be that number of outstanding shares of Stock for which they are exercisable), (ii) any additional shares of capital stock of the Company hereafter issued and outstanding and (iii) any shares of capital stock of the Company into which such shares may be converted or for which they may be exchanged or exercised; provided, however, that any securities issued under the S-3 shall not be considered Stock for purposes of this Agreement.

                 "Stockholders" shall mean those Persons identified on Annex I and shall include any other person who agrees in writing with the parties hereto to be bound by and to comply with all applicable provisions of this Agreement as a Stockholder hereunder.

                 "Transfer", as to any Stock shall mean to sell, or in any other way transfer, assign, pledge, distribute, encumber or otherwise dispose of, such Stock, either voluntarily or involuntarily and with or without consideration.

                 "Trident" shall mean Trident Telecom Partners LLC, a Delaware limited liability company.

     Section 2.   Limitations on Transfers of Stock by Stockholders.

          (a) The Stockholders shall not, at any time during the term of this Agreement, Transfer any Stock without first complying with the provisions of Sections 4 and 6; provided, that a Stockholder may Transfer Stock to another member of the Group of such Stockholder without complying with Sections 4 and 6 if the recipient of such Stock shall agree in writing with the parties to this Agreement to be bound by and to comply with all applicable provisions of this Agreement and to be deemed a Stockholder. Any Transfer made or attempted to be made in contravention of the terms of this Section 2 shall be null and void;

          (b) Notwithstanding anything to the contrary in this Agreement, each Stockholder hereby agrees that it shall not Transfer any Stock for a period of one (1) year after June 30, 2000 (the "Company Lock-Up"); provided, however, that (i) if a Stockholder enters into a lock-up agreement at the request of the managing underwriter(s) (the "Managing Underwriter") of a Qualified Public Offering (the "Underwriter Lock-Up Agreement"), and (ii) the Company's common stock registered pursuant to the Qualified Public Offering commences trading on the Nasdaq National Market, the Stock subject to the Underwriter Lock-Up Agreement shall no longer be subject to the Company Lock-Up upon the termination or release of that Stock from the Underwriter Lock-Up Agreement pursuant to the terms of such Underwriter Lock-Up Agreement; and provided, further, that a Stockholder may Transfer Stock to another member of the Group of such Stockholder if the recipient of such stock shall agree in writing with the parties to this Agreement to be bound by and comply with all applicable provisions of this Agreement and be deemed to be a Stockholder;

          (c) Each Stockholder agrees to enter into an Underwriter Lock-Up Agreement upon the request of the Company or the Managing Underwriter (for a period of time not to exceed 180 days); provided, however, the Stockholder shall not be obligated to enter into such agreement unless all of the executive officers and directors of the Company and each beneficial owner of more than 5% of the outstanding Common Stock of the Company (as determined in accordance with Rule 13d of the Securities Exchange Act of 1934), shall have entered into similar agreements; and

          (d) In the event that a Stockholder enters into an Underwriter Lock-Up Agreement pursuant to Sections 2(b) or (c) above, the Company agrees that, at the request of any such Stockholder, it will waive the Company Lock-Up for such requesting Stockholder in connection with one sale, to be consummated prior to September 30, 2000, of up to 30 % of such Stockholder's Stock in a Privately Negotiated Sale; provided, however, that the Privately Negotiated Sale shall not be effective unless (i) the Managing Underwriter shall have granted a waiver to such Stockholder pursuant to the Underwriter Lock-Up Agreement in connection with such sale, and (ii) the person or entity acquiring such Stock shall become a party to the

Stockholders Agreement (including, without limitation, the Company Lock-Up), the Underwriter Lock-Up Agreement and the Registration Rights Agreement and shall have all rights, and shall observe all obligations, then applicable to the selling Stockholder in connection therewith.


     Section 3.    [Intentionally Omitted]
     Section 4.    Tag-along Right.

          (a) In the event that any Stockholder or group of Stockholders acting jointly ("Section 4 Offerors") desire to Transfer shares of Stock constituting twenty percent (20%) or more of the Company's Common Stock, as determined on a fully diluted basis assuming the full exercise and conversion of the outstanding securities of the Company (the "Section 4 Offer") to a Person (the "Section 4 Purchaser"), the Section 4 Offerors shall promptly forward a notice (the "Section 4 Offer Notice") to the Stockholders. Subject to Section 4(b), the
Section 4 Offerors shall not Transfer any Stock to the Section 4 Purchaser unless the terms of the Section 4 Offer are extended to the Stockholders with respect to their Proportionate Percentage of the aggregate number of shares of Stock (on a Common Stock equivalent basis) to which the Section 4 Offer relates, whereupon each Stockholder shall be entitled to Transfer to the Section 4 Purchaser pursuant to the Section 4 Offer the Stockholder's Proportionate Percentage of the aggregate number of shares of Stock (on a Common Stock equivalent basis) to which the Section 4 Offer relates by delivering a written notice of acceptance to the Section 4 Offerors within 15 days after delivery of the Section 4 Offer Notice.

          (b) Anything contained herein to the contrary notwithstanding, any purchaser of Stock pursuant to this Section 4 which is not then a Stockholder shall agree in writing to be bound by all applicable provisions of this Agreement and shall be deemed to be a Stockholder for all purposes of this Agreement.

          (c) Anything contained herein to the contrary notwithstanding, (i) any Transfer by Nortel of any of the shares of Stock held by Nortel shall not be subject to the provisions of this Section 4 and (ii) Nortel shall be entitled to Transfer shares of Stock held by Nortel to a Section 4 Purchaser pursuant to a
Section 4 Offer only in the event that such Section 4 Purchaser is purchasing at least twenty percent (20%) of the Company's Common Stock, as determined on a fully diluted basis assuming the full exercise and conversion of the outstanding securities of the Company.

     Section 5.   Right of First Offer.

          (a) In the event that Signal desires to propose to the Company to Transfer to a Person all or substantially all of the then outstanding Stock and/or substantially all of the stock and/or equity interests of the Company, which includes more than fifty percent (50%) of the Stock owned or held by Signal (the "Section 5 Offer"), Signal shall deliver a written notice to Trident and the Founding Stockholders with respect to such Section 5 Offer, which shall be irrevocable for a period of 10 days. Trident and the Founding Stockholders shall have the right to offer (the "Section 5 Purchase Offer") to purchase that number of shares of Stock owned or held by Signal included in the Section 5 Offer in any written notice delivered to Signal within said 10-day period. Signal shall have the right to condition its acceptance of the Section 5 Purchase Offer, and Trident and the Founding Stockholders shall consent to such conditions, on only the following: (i) approval by Signal of the Section 5 Purchase Offer and (ii) execution of all agreements and documents in connection with the transactions contemplated by the
Section 5 Purchase Offer within 60 Business Days after Signal's delivery of written notice to Trident and the Founding Stockholders ("Section 5 Offer Acceptance Notice") accepting the Section 5 Purchase Offer.

          (b) Notwithstanding anything contained herein to the contrary, if either Trident and/or the Founding Stockholders shall not have made a Section 5 Purchase Offer pursuant to this Section 5 and/or (x) Trident and the Founding Stockholders or (y) Trident or the Founding Stockholders shall not have received a Section 5 Offer Acceptance Notice pursuant to Section 5(a), the terms and provisions of this Section 5 shall be of no further effect, and the terms and provisions of Section 6 shall apply to any subsequent Section 5 Offer.

     Section 6.  Drag Along Right.

               Anything contained herein to the contrary notwithstanding, if at any time after the terms and provisions of Section 5 shall not apply pursuant to the terms of Section 5, the Board, with the consent of the director(s) to be appointed to the Board of Directors of the Company by Signal, shall approve (i) a bona fide arms length proposal from a Person for the Transfer, directly or indirectly, of all or a majority of the Stock of the Company to such Person,
(ii) the merger or consolidation of the Company with or into another Person in which the Stockholders will receive cash or securities of any other Person for their shares or (iii) the sale by the Company of all or substantially all of its assets to a Person, in each of the above cases for a specified price payable in cash or otherwise and on specified terms and conditions (a "Sale Proposal"), then the Board may deliver a notice (a "Required Sale Notice") with respect to such Sale Proposal to each other Stockholder (as well as each other holder of any shares of Stock) stating that Signal has approved the Sale Proposal, the Company proposes to effect the Sale Proposal and providing the identity of the Persons involved in such Sale Proposal and the terms thereof. Each such Stockholder and the members of the Group thereof, upon receipt of a Required Sale Notice, shall be obligated to sell their Stock and participate in the transaction (a "Required Sale") contemplated by the Sale Proposal, vote their shares of Stock in favor of such Sale Proposal at any meeting of Stockholders called to vote on or approve such Sale Proposal and otherwise to take all necessary action to cause the Company and the Stockholders to consummate such Required Sale. Any such Required Sale Notice may be rescinded by the Board, with the written consent of Signal, by delivering written notice thereof to all of the Stockholders.

     Section 7.  Pre-emptive Rights.

     (a) Except in the case of Excluded Securities, the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) Stock, (ii) any other equity security of the Company, (iii) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company or has any other equity feature, (iv) any security of the Company that is a combination of a debt and equity security or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any security of the Company specified in the foregoing clauses (i) through (iv), unless in each case the Company shall have first offered to sell such securities to the Stockholders (the "Offered Securities"), at each Stockholder's respective Proportionate Percentage at a price and on such other terms and conditions as shall have been specified by the Company in writing delivered to each Stockholder (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of 30 days from the date it is delivered by the Company to the Stockholder.

          (b) The Company may specify in the Offer that all or a minimum amount of the Offered Securities must be sold in such offering (to the Stockholders and/or any third parties pursuant to Section 7(d)), in which case any Notice of Acceptance (as defined below) shall be deemed conditioned upon (i) receipt of Notices of Acceptance of all or such minimum amount, as applicable, of the Offered Securities and/or (ii) the sale of all, or such minimum amount, as applicable, of the Offered Securities pursuant to Section 7(d).

          (c) Notice of the Stockholder's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by such Stockholder and delivered to the Company prior to the end of the 30-day period of such Offer, setting forth such portion of the Offered Securities the Stockholders elect to purchase (the "Notice of Acceptance").

          (d) In the event that Notice of Acceptance is not given by the Stockholders in respect of all the Offered Securities, the Company shall have 120 days from the expiration of the foregoing 30-day period to sell all or any part of such Offered Securities as to which Notice of Acceptances have not been given by the Stockholders (the "Refused Securities") to any other person or persons, but only upon terms and conditions in all material respects, including, without limitation, unit price and interest rates, which are no more favorable to such other person or persons and no less favorable to the Company than those set forth in the Offer. Upon the closing, which shall include full payment to the Company, of the sale to such other person or persons of all the Refused Securities, the Stockholders shall purchase from the Company, and the Company shall sell to the Stockholders, the Offered Securities in respect of which Notice of Acceptances were delivered to the Company by the Stockholders, at the terms specified in the Offer.

          (e) In each case, any Offered Securities not purchased by the Stockholders or any other person or persons in accordance with Section 7(d) may not be sold or otherwise disposed of until they are again offered to the Stockholders under the procedures specified in Sections 7(a), (c) and (d).

          (f) The rights of the Stockholders under this Section 7 shall not apply to the following securities (the "Excluded Securities"):

                 (i) (A) up to 10,000,000 shares (as adjusted equitably for stock dividends, stock splits, combinations, etc.) of Common Stock issuable upon exercise of stock options granted to officers, employees or directors of the Company or its subsidiaries pursuant to and in accordance with any Employee Plan duly authorized by the Board and/or the appropriate committee thereof, (B) shares of Common Stock issued upon conversion of shares of Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock and (C) shares of Common Stock issued upon exercise of the Warrants, including in the case of
              (A), (B) and (C), any additional shares of Common Stock as may be issued by virtue of antidilution provisions, if any, applicable to such options or shares, as the case may be;

                 (ii) Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Stock;

                 (iii)  Stock issued as part of a Qualified Public Offering;

                 (iv) Common Stock issued upon conversion of convertible securities outstanding on the date of this Agreement and disclosed on the appropriate Schedule to the Securities Purchase Agreement;

                 (v) Common Stock or other equity securities or instruments exercisable for or convertible into equity securities issued as part of a strategic arrangement or alliance by the Company or its Subsidiaries to building licensors or landlords, carriers, joint venture partners, vendors (other than equipment vendors and software vendors), consultants, lessors or lenders, and securities or instruments issued in connection with acquisitions, as each such transaction is approved by the Board of the Company; provided, that such issuances do not, in the aggregate, involve the issuance of securities accounting for in excess of five percent (5%) of the fully diluted outstanding Common Stock of the Company;

                 (vi) 426,333 shares of Series H Preferred Stock issued or to be issued to Nortel Networks Inc. (and shares of Common Stock to be issued upon conversion thereof); and

                 (vii) 62,500 shares of Series I Preferred Stock issued or to be issued to Nortel Networks Inc. (and shares of Common Stock to be issued upon conversion thereof).

     Section 8.  Irrevocable Proxy.

          (a) Each Founding Stockholder hereby grants to the Managing Purchasers and their assignees an irrevocable proxy coupled with an interest (the "Proxy") attached hereto as Exhibit B to vote the Founders Shares at each and all meetings of the stockholders of the Company, to execute and otherwise to exercise any consensual rights with respect to such Founders Shares to the same extent and with the same effect as each of the Founding Stockholders could do under any applicable agreement or instrument or any applicable laws or regulations governing the rights and powers of stockholders of the Company (collectively, the "Proxy Rights"); provided, that the exercise of any Proxy Rights requires the consent of the majority of the Managing Purchasers unless, in the sole judgment of the Majority in Interest that in order to protect its investment, the Majority in Interest requires the sole right to exercise the Proxy Rights in which case the Majority in Interest shall upon 10 days written notice to each other Managing Purchaser have the sole right to exercise the Proxy Rights until the Majority in Interest, in its sole discretion, shall deem otherwise. Anything contained in the preceding sentence to the contrary notwithstanding, the Proxy shall automatically terminate without further action upon the earliest to occur of (i) the valid and enforceable Transfer of all Stock owned by such Stockholder, (ii) the valid and enforceable Transfer of any Stock owned by such Stockholder in a Privately Negotiated Sale pursuant to the provisions of Section 2(d) of this Agreement (a "Permitted Privately Negotiated Sale"); provided, that, contemporaneously with such Permitted Privately Negotiated Sale, such Stockholder shall grant to the Managing Purchasers and their assignees the Proxy attached hereto as Exhibit B with respect to the Proxy Rights of any and all Founders Shares not Transferred by such Stockholder in such Permitted Privately Negotiated Sale, (ii) a Qualified Public Offering or (iii) three years from the date hereof. The Managing Purchasers shall have the right to assign the Proxy to any of their Affiliates.

          (b) If the Proxy granted pursuant to Section 8(a) is not valid or is otherwise ineffective for any reason, then each Founding Stockholder shall vote all of his respective Founders Shares in the same manner as the Majority in Interest votes any shares of Stock owned by the Majority in Interest at any and all meetings of the stockholders of the Company, by written consent in lieu thereof and otherwise in connection with any exercise of any consensual rights with respect to such Founders Shares.

     Section 9.  Voting Agreement.

          (a) Each Stockholder shall vote all of his or its Shares (by Proxy if applicable) and shall take all other necessary or desirable actions within his or its control (whether in such Stockholder's capacity as a stockholder of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), so that:

                 (i) the authorized number of directors on the Board of the Company shall be established at no less than six (6) directors; and

                 (ii) one Person designated by the Majority in Interest and one Person designated by Trident shall have the right to observe and attend all meetings, whether held by teleconference or otherwise, of the Board of the Company and to receive all information and notices received by directors on the Board of the Company.

       (b) The consent of the director(s) designated by each of Signal and Trident to the Board will be necessary for (i) any material change or modification of the Company's business plan as agreed upon by the Managing Purchasers as of the date hereof (the "Business Plan"), (ii) the redemption of any capital stock, (iii) the issuance of securities senior to or on a parity with the Preferred Stock, (iv) the authorization or issuance of securities convertible into such senior or parity securities or (v) the amendment of the Certificate of Incorporation of the Company. The consent of the director(s) designated by Signal to the Board will be necessary for (i) any transactions with an Affiliate or related party to the Company, (ii) any merger or consolidation of the Company or any Subsidiary of the Company with any other entity, (iii) the sale of all or substantially all of the assets of the Company or its Subsidiaries, (iv) the approval or authorization of any liquidation, (v) the removal of any senior executive of the Company, (vi) the incurrence of any fund Indebtedness in excess of $500,000, (vii) the incurrence of any capital expenditures in any 12-month period in excess of $100,000, which such capital expenditures were not authorized in or by the Company's Business Plan or Operating Budget or (viii) any changes to or removal of the Company's auditor.

     Section 10.  Covenants.

               The Company and the Stockholders shall take any and all necessary actions to make Exchange Act Filings (as defined in the Securities Purchase Agreement) immediately after the Closing.

     Section 11.  Legend on Stock Certificates.

               Each certificate representing shares of Stock shall bear a legend containing the following words (in addition to any other legend required by law or applicable agreement):

          "THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 31, 2001, BY AND AMONG FIBERNET TELECOM GROUP, INC. AND CERTAIN HOLDERS OF THE OUTSTANDING CAPITAL STOCK OF SUCH CORPORATION (AS SUCH MAY BE AMENDED OR AMENDED AND RESTATED). COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SUCH CORPORATION."

     Section 12.  Additional Shares of Stock; Etc.

               In the event additional shares of Stock are issued by the Company to a Stockholder of the Company at any time during the term of this Agreement, either directly or upon the exercise or exchange of securities of the Company exercisable for or exchangeable into shares of Stock, the Company shall cause such additional shares of Stock, as a condition to such issuance, to become subject to the terms and provisions of this Agreement.

     Section 13.  Duration of Agreement; Compliance.

               The rights and obligations of each Stockholder under this Agreement shall terminate upon the valid and enforceable Transfer of all Stock owned by such Stockholder. Notwithstanding anything contained herein to the contrary, the only sections of this Agreement that shall survive a Qualified Public Offering (as such is term defined in clause (ii) of the definition in Section 1 hereof) are Sections 1, 2(a), 2(b), 2(c), 4, 8, 9, 11, 12, 13, 14, 15,
16, 17,

18, 19, 20 and 21. Moreover, notwithstanding anything to the contrary contained herein, the only sections of this Agreement that shall survive a Qualified Public Offering (as such term is defined in clause (i) of the definition in Section 1 hereof) are Sections 2(b), 11, 13, 14, 15, 16, 18, 19, 20 and 21,
which sections shall survive for a period of nine (9) months following such Qualified Public Offering, at which time this Agreement shall terminate.

     Section 14.  Severability; Governing Law.

               If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (without regard to principles of conflicts of laws), except to the extent that this Agreement relates to the internal laws of the Company, which shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     Section 15.  Successors and Assigns.

               This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, transferees, legal representatives and heirs.

     Section 16.  Notices.

               All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy or sent by nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by such party to the other parties:

          if to the Company, to:


          FiberNet Telecom Group, Inc.
          570 Lexington Avenue
          New York, NY  10022
          Telephone:  (212) 405-6200
          Telecopy:    (212) 421-8860
          Attention:    President

          with a copy to:

          Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
          666 Third Avenue
          New York, NY 10017
          Telephone:  (212) 935-3000
          Telecopy:    (212) 983-3115
          Attention:    Gordon Caplan, Esq.

          if to Nortel, to:

          Nortel Networks, Inc.
          GMS 991 15 A40
          2221 Lakeside Boulevard
          Richardson, TX  75082-4399
          Attention:  Paul D. Day, Vice President
          Customer Finance North America
          Facsimile:  (972) 684-3679

          with a copy to:

          Jenkens & Gilchrist, a Professional Corporation
          1445 Ross Avenue
          Suite 3200
          Dallas, Texas  75202
          Attention:  Michael J. Pendleton, Esq.
          Telephone:  (214) 855-4161
          Telecopy:  (214) 855-4300

          if to the Stockholders, to their respective addresses set forth on Annex I hereto

               All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

     Section 17.  Modification.

               Except as otherwise provided herein, neither this Agreement nor any provisions hereof can be modified, changed, discharged or terminated except by an instrument in writing signed by the Company and a Majority in Interest of the Purchasers; provided, however, that any modification or amendment which relates to the rights and obligations of Nortel under this Stockholders Agreement shall also require Nortel to execute such instrument in writing; provided, further, that no modification or amendment shall discriminate against any Stockholder without the consent of such Stockholder; provided, further, that any modification or amendment to Section 2(b) of this Agreement or this proviso, shall require the (i) Company, (ii) Nortel (or its successor) and (iii) at least two of Concordia (or its successor), Signal (or its successor) or Trident (or its successor), to execute such instrument in writing.

     Section 18. Headings.

               The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     Section 19.  Nouns and Pronouns.

               Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

     Section 20.  Entire Agreement.

               This Agreement and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings with respect thereto. The parties hereto acknowledge that Sections 3, 5, 6, 8, 9 and 10 of this Agreement shall not apply to Nortel and Nortel shall have no rights or obligations under these sections.

     Section 21.  Counterparts.

               This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the date first above written.

                              FIBERNET TELECOM GROUP, INC.



                              By: /s/    Michael S. Liss
                                  ----------------------------------------
                                  Name:  Michael S. Liss
                                  Title: President

                              SIGNAL EQUITY PARTNERS, L.P.

                              By: Signal Equity Advisors, L.P.
                              Its: General Partner

                              By: Signal Equity Advisors, Inc.
                              Its: General Partner

                              By: /s/   Timothy P. Bradley
                                  ----------------------------------------
                                  Name: Timothy P. Bradley
                                  Title: President



                              NORTEL NETWORKS INC.


                              By: /s/ Robert D. Beiter
                                  ----------------------------------------
                                  Name: Robert D. Beiter
                                  Title: Director, Customer Finance

For Purpose of Section 17 only:

TRIDENT TELECOM PARTNERS, LLC

By:  Trident Telecom Management LLC
Its:  Managing Member

By:  Needham Capital Management, Inc.
Its:  Managing Member


By: /s/    Ronald W. Kuzon
    ----------------------------------
    Name:  Ronald W. Kuzon
    Title: President

                                    ANNEX I
                                    -------

                          FIBERNET TELECOM GROUP, INC.
                                Stockholder List
                                ----------------


              Founding Stockholders                       Shares
              ---------------------                       ------

Frank Chiaino                                                   259,162
6700 Song Hill Lane
Rochester, NY 14564
(716) 924-5481 (H)
-----------------------------------------------------------------------
LPS Consultants, Inc.                                           763,890
c/o Petrocelli Communications Company
22-09 Queens Plaza North
Long Island City, NY 11101
(718) 752-2200 (O)
-----------------------------------------------------------------------
LTJ Group, Inc.                                               4,381,690
c/o New Horizons
2821 Cattleman Road
Sarasota, FL 34232
Attn: Joseph Tortoretti
(941) 308-2002 (O)
-----------------------------------------------------------------------
SMFS, Inc.                                                    6,700,000
c/o Petrocelli Communications Company
22-09 Queens Plaza North
Long Island City, NY 11101
(718) 752-2200 (O)
-----------------------------------------------------------------------
                                      Total:                 12,104,742
-----------------------------------------------------------------------

              Institutional Purchasers                    Shares
              ------------------------                    ------

Adirondack Capital Partners Inc.                                 25,855
711 Fifth Avenue, 14th Floor
New York, NY 10022
-----------------------------------------------------------------------
Alexander Enterprise Holdings Corp.                           1,077,611
c/o Island Capital Management
950 Third Avenue, 16th Floor
New York, NY 10022
Attn: Richard O'Connell
(212) 688-4811 (O)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Allspace International Corp                                      49,288
201 Main Street
Allenhurst, NJ 07711
Attn: David Epstein
(732) 774-1500 (O)
(732) 660-0041 (F)
-----------------------------------------------------------------------
Anniston Capital, Inc.                                           35,379
445 Park Avenue, 6th Floor
New York, NY 10022
Attn: Michael A. Asch
(212) 750-2545 (O)
-----------------------------------------------------------------------
Birdie Capital Corp.                                            143,526
1315 Club Drive
Hewlett, NY 11557
Attn: Ira Rosenbloom
(212) 482-3740
-----------------------------------------------------------------------
Burden Direct Investment Fund III                             1,565,286
10 East 53rd Street, 32nd Floor
New York, NY 10022
Attn: Jeffrey Weber
(212) 872-1133 (O)
(212) 872-1199 (F)
-----------------------------------------------------------------------
Concordia Telecom Management, L.L.C.                          1,485,754
c/o FiberNet Telecom Group, Inc.
570 Lexington Avenue, 3rd Floor
New York, NY 10022
Attn: Michael S. Liss
(212) 405-6201 (O)
(212) 421-8920 (F)
-----------------------------------------------------------------------
Cycad Limited                                                    92,986
c/o Ron Kuzon
445 Park Avenue, 6th Floor
New York, NY 10022
-----------------------------------------------------------------------
Cytra Corporation                                                58,864
-----------------------------------------------------------------------
D&DF WaterView Partners, L.P.                                     1,469
Carnegie Hall Tower
152 West 57th Street, 46th Floor
New York, NY 10019
Attn: William Vrattos
(212) 277-5614 (O)
(212) 974-1753 (F)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Delta Opportunity Fund (Institutional), LLC                     147,170
c/o Diaz & Altschul Advisors, LLC
950 Third Avenue, 16th Floor
New York, NY  10022
Attn: Arthur G. Altschul, Jr.
(212) 751-1011 (O)
(212) 751-5757 (F)
-----------------------------------------------------------------------
Delta Opportunity Fund, Ltd.                                    220,750
c/o Diaz & Altschul Advisors, LLC
950 Third Avenue, 16th Floor
New York, NY  10022
Attn: Arthur G. Altschul, Jr.
(212) 751-1011 (O)
(212) 751-5757 (F)
with copies to:
c/o International Fund Administration, Ltd.
48 Par La Ville Road, Suite 464
Hamilton HM 11, Bermuda, B.W.I.
(441) 295-4718 (O)
(441) 295-9637 (F)
-----------------------------------------------------------------------
Emral Holdings Limited                                          108,041
C/o The Zanett Group
135 East 57th Street, 15th Floor
New York, NY 10022
Attn: Mr. Guazzoni
(212) 753-4809 (O)
-----------------------------------------------------------------------
Exeter Capital Partners IV, L.P.                                551,900
c/o The Exeter Group
10 East 53rd Street
New York, NY 10022
Attn: Kurt Bergquist
(212) 872-1172 (O)
-----------------------------------------------------------------------
Exeter Equity Partners, L.P.                                    183,970
c/o The Exeter Group
10 East 53rd Street
New York, NY 10022
Attn: Kurt Bergquist
(212) 872-1172 (O)
-----------------------------------------------------------------------
Fiber Island, LLC                                               183,970
c/o Island Capital Management
950 Third Avenue, 16th Floor
New York, NY 10022
Attn: Richard O'Connell
(212) 688-4811 (O)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Hamaayan Institute                                               23,317
15 Dunhill Lane
Monsey, NY 10952
(914) 425-4671 (F)
-----------------------------------------------------------------------
Hi-Tel Group, Inc.                                              128,321
2400 East Commercial Blvd. #205
Ft. Lauderdale, FL 33308
Attn: Steve Hirch
(954) 202-0066
-----------------------------------------------------------------------
Interim Advantage Fund, LLC                                     140,117
Address Unknown
-----------------------------------------------------------------------
King Street Capital LP                                          288,429
575 Lexington Avenue
New York, NY 10022
Attn: Ara Cohen
(212) 350-4434 (O)
(212) 350-4702 (F)
-----------------------------------------------------------------------
King Street Capital Ltd.                                        266,239
575 Lexington Avenue
New York, NY 10022
Attn: Ara Cohen
(212) 350-4434 (O)
(212) 350-4702 (F)
-----------------------------------------------------------------------
Lancer Offshore, Inc.                                           868,884
c/o 375 Park Avenue, Suite 2006
New York, NY 10152
Attn: David Newman
(212) 521-8407 (O)
-----------------------------------------------------------------------
Lancer Partners, L.P.                                           245,438
c/o 375 Park Avenue, Suite 2006
New York, NY 10152
Attn: David Newman
(212) 521-8407 (O)
with copies to:
c/o 475 Steamboat Road
Greenwich, CT 06830
-----------------------------------------------------------------------
Madison Investment Partners II, L.P.                            183,970
660 Madison Avenue, 15th Floor
New York, NY  10021
Attn: Martha Cassidy
(212) 223-2600 (O)
(212) 223-8208 (F)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Nortel Networks Inc.                                          4,888,330
2221 Lakeside Blvd.
Mailstop 991-15-A40
Richardson, TX 75082
Attn: Robert Beiter
(972) 685-1525 (O)
(972) 684-3679 (F)
-----------------------------------------------------------------------
The Orbiter Fund, Ltd.                                           40,684
c/o Lancer Partners L.P.
375 Park Avenue, Suite 2006
New York, NY 10152
Attn: David Newman
(212) 521-8407 (O)
-----------------------------------------------------------------------
Overbrook Fund I, LLC                                            91,980
c/o Overbrook Management Corporation
521 Fifth Avenue, 15th Floor
New York, NY 10175
Attn: Nora E. Jobson
(212) 661-8710 (O)
-----------------------------------------------------------------------
Pacific Alliance Limited, L.L.C.                                144,054
1010 Fifth Avenue, Suite 11A
New York, NY 10028
Attn: James Haft
(212) 759-2888 (O)
-----------------------------------------------------------------------
Penny Lane Partners, L.P.                                       923,972
767 Fifth Avenue
New York, NY 10153
Attn: William R. Denslow Jr.
(212) 980-4292 (O)
(212) 319-6046 (F)
-----------------------------------------------------------------------
Pequot Scout Fund, LP                                         1,109,356
500 Nyala Farm Road
Westport, CT 06880
Attn: Mark Broach
(203) 429-2203 (O)
(203) 429-2410 (F)
-----------------------------------------------------------------------
Petrocelli Industries, Inc.                                     338,796
c/o Petrocelli Communications Company
22-09 Queens Plaza North
Long Island City, NY 11101
(718) 752-2200 (O)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Portugal Investment Group, Inc.                                 185,974
1070 Forest Avenue
Lakewood, NJ 08701
Attn: Rocky Stefansky
(732) 919-7700
-----------------------------------------------------------------------
Prism Partners I, L.P.                                          272,210
c/o Weintraub Capital Management
909 Montgomery Street, Suite 400
San Francisco, CA 94133
Attn: Nancy DeSchane
(415) 705-8787 (O)
(415) 705-8736 (F)
-----------------------------------------------------------------------
The Raptor Global Portfolio Ltd.                                551,900
40 Rowes Wharf, 2nd Floor
Boston, MA  02110
Attn: Rick Ganong
(617) 772-4645 (O)
(617) 737-0993 (F)
-----------------------------------------------------------------------
Signal Equity Management Corp.                                   33,333
10 East 53rd Street, 32nd Floor
New York, NY 10022
Attn: Timothy Bradley
(212) 872-1182 (O)
(212) 253-4235 (F)
-----------------------------------------------------------------------
Signal Equity Partners, L.P.                                  6,027,726
10 East 53rd Street, 32nd Floor
New York, NY 10022
Attn: Timothy Bradley
(212) 872-1182 (O)
(212) 253-4235 (F)
-----------------------------------------------------------------------
Taurus Telecommunications, Inc.                                 119,736
3625 Ridge Run
Canandaigua, NY 14424
Attn: Richard Sayers
(716) 396-0130 (H)
(716) 396-9237 (F)
-----------------------------------------------------------------------
Tishman Speyer FiberNet Investment Assoc.                     1,000,000
c/o Tishman Speyer Properties, L.P.
520 Madison Avenue
New York, NY 10022
Attn: Andrew Nathan
(212) 715-0375 (O)
(212) 588-1895 (F)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Tishman Speyer Properties, et al.                             1,579,835
c/o Tishman Speyer Properties, L.P.
520 Madison Avenue
New York, NY 10022
Attn: Andrew Nathan
(212) 715-0375 (O)
(212) 588-1895 (F)
-----------------------------------------------------------------------
Trident Telecom Partners LLC                                  1,068,557
445 Park Avenue, 6th Floor
New York, NY 10022
Attn: Gerald Goldberg
(212) 753-4718 (O)
(212) 753-5989 (F)
-----------------------------------------------------------------------
The Viator Fund, Ltd.                                           437,925
c/o 375 Park Avenue, Suite 2006
New York, NY 10152
Attn: David Newman
(212) 521-8407 (O)
-----------------------------------------------------------------------
WaterView Partners, LP                                          391,527
Carnegie Hall Tower
152 West 57th Street, 46th Floor
New York, NY 10019
Attn: William Vrattos
(212) 277-5614 (O)
(212) 974-1753 (F)
-----------------------------------------------------------------------
West Plus One, LLC                                              201,703
c/o Griggs Resource Group
760 Old Jonas Hill Road
Lafayette, CA 94549
Attn: Brian Griggs, Manager
(925) 299-4870 (O)
(925) 299-4872 (F)
-----------------------------------------------------------------------
Winall Industries                                                23,248
c/o Needham Capital
445 Park Avenue, 6th Floor
New York, NY 10022
Attn: Gerald Goldberg
(212) 753-4718 (O)
(212) 753-5989 (F)
-----------------------------------------------------------------------
                                      Total:                 27,507,380
-----------------------------------------------------------------------

              Individual Purchasers                           Shares
              ---------------------                           ------
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Stephen Aiello                                                   55,180
c/o 033 Asset Management
555 California Street, 51st Floor
San Francisco, CA 94109
(415) 315-2720
-----------------------------------------------------------------------
Alena Andersen                                                    3,254
2437 Bedford Street, #E-2
Stamford, CT 06905
(203) 357-0034 (H)
-----------------------------------------------------------------------
Arthur Asch                                                     477,061
c/o Anniston Capital, Inc.
445 Park Avenue, 6th Floor
New York, NY 10022
(212) 750-2545 (O)
-----------------------------------------------------------------------
Michael A. Asch                                                 451,390
c/o Anniston Capital, Inc.
445 Park Avenue, 6th Floor
New York, NY 10022
(212) 750-2545 (O)
-----------------------------------------------------------------------
Michael Balog                                                    36,800
c/o Bank of America Securities
600 Montgomery Street, 6th Floor
San Francisco, CA 94111
(415) 627-2304 (O)
(415) 835-2964 (F)
-----------------------------------------------------------------------
Steven C. Berger                                                 23,317
44 Heather Hill Lane
Woodcliff Lake, NJ 07677
(201) 307-1230 (H)
-----------------------------------------------------------------------
Shelley Bergman                                                  23,248
9 Pheasants Run
Harrison, NY 10528
(Telephone number unpublished)
-----------------------------------------------------------------------
Howard M. Bergtraum                                               3,670
O'Sullivan Graev & Karabell, LLP
30 Rockefeller Plaza, 41st Floor
New York, NY  10112
(212) 408-2400 (O)
(212) 408-2420 (F)
-----------------------------------------------------------------------
Lawrence S. Black                                                48,603
One S.W. Columbia St., #1200
Portland, OR 97258
(800) 325-0599
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Robert I. Bodian                                                  3,379
c/o Mintz, Levin
666 Third Avenue, 25th Floor
New York, NY 10022
(212) 692-6726 (O)
(212) 983-3115 (F)
-----------------------------------------------------------------------
Jacques Brand                                                    33,994
10 Beechwood Lane
Scarsdale, NY  10583
(914) 722-4058 (H)
-----------------------------------------------------------------------
Gordon R. Caplan                                                  8,448
c/o Mintz, Levin
666 Third Avenue, 25th Floor
New York, NY 10022
(212) 692-6702 (O)
(212) 983-3115 (F)
-----------------------------------------------------------------------
Eve Chrust                                                        4,649
107 Saddle Rock Road
Stamford, CT 06902
-----------------------------------------------------------------------
Liza Chrust                                                       4,649
107 Saddle Rock Road
Stamford, CT 06902
-----------------------------------------------------------------------
Steven G. Chrust                                                184,390
107 Saddle Rock Road
Stamford, CT 06902
-----------------------------------------------------------------------
Michael Collado                                                  57,606
-----------------------------------------------------------------------
Kathleen Demonchy                                                11,624
400 East 57th Street, #11K
New York, NY 10022
(212) 807-8333
-----------------------------------------------------------------------
Reinaldo M. Diaz                                                  9,190
161 East 79th Street, #2B
New York, NY 10021
(212) 570-2406 (H)
(212) 570-0841 (F)
-----------------------------------------------------------------------
A. David and Francine Epstein                                    69,741
567 North Edgemere Drive
Allenhurst, NJ 07711
(732) 531-4417 (H)
(732) 660-0041 (F)
-----------------------------------------------------------------------
Leo George                                                       23,248
1615 L Street, N.W., Suite 1260
Washington, DC 20036
(202) 833-5678 (H)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Lawrence Goldberg                                                77,582
c/o Credit Suisse First Boston
11 Madison Avenue
New York, NY 10010
(212) 325-3046
-----------------------------------------------------------------------
Bruno Guazzoni                                                   84,254
c/o The Zanett Group
135 East 57th Street, 15th Floor
New York, NY 10022
(212) 753-4809 (O)
with copies to:
c/o Peretz Bronstein, Esq.
60 East 42nd Street, Suite 4100
New York, NY 10165
(212) 697-6484
-----------------------------------------------------------------------
Mark S. Hauser                                                  116,234
83 Garden Road
Scarsdale, NY 10583
-----------------------------------------------------------------------
Dominick D. Keefe                                                18,213
c/o William J. Keefe
387 Grand Street, #K1001
New York, NY 10002
(212) 705-4525 (O)
-----------------------------------------------------------------------
William J. Keefe                                                 18,213
387 Grand Street, #K1001
New York, NY 10002
(212) 705-4525 (O)
-----------------------------------------------------------------------
William P. Keefe                                                 36,427
c/o William J. Keefe
387 Grand Street, #K1001
New York, NY 10002
(212) 705-4525 (O)
-----------------------------------------------------------------------
Ellen Koh                                                         4,184
201 West 77th Street, #16G
New York, NY 10022
(212) 362-2226
-----------------------------------------------------------------------
Donald A. and Darlene F. Krenz                                    9,056
-----------------------------------------------------------------------
Michael Lauer                                                   115,054
c/o 375 Park Avenue, Suite 2006
New York, NY 10152
Attn: David Newman
(212) 521-8407 (O)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
David C. Lee                                                     26,222
c/o Sandler Capital Management
767 Fifth Avenue, 45th Floor
New York, NY 10153
(212) 754-8100 (O)
-----------------------------------------------------------------------
Resources Trust FBO Ruth Levenstone                               6,288
-----------------------------------------------------------------------
Marshall P. Levine                                              334,220
c/o Signal Equity Partners
10 East 53rd Street, 32nd Floor
New York, NY 10022
(212) 872-1182 (O)
-----------------------------------------------------------------------
Douglas D. Lloyd                                                 34,211
-----------------------------------------------------------------------
Michael J. Marocco                                               26,222
c/o Sandler Capital Management
767 Fifth Avenue, 45th Floor
New York, NY 10153
-----------------------------------------------------------------------
John B. Marsala                                                  48,353
215 East 68th Street, Apt #27G
New York, NY 10021
Address from Joinder:
2630 NE 23rd Street
Pompano Beach, FL 33062
-----------------------------------------------------------------------
Theo W. Mueller                                                  31,193
-----------------------------------------------------------------------
Peter F. Parrinello                                              11,068
-----------------------------------------------------------------------
Dean P. Phypers                                                  23,394
-----------------------------------------------------------------------
David Post                                                       11,624
400 East 57th Street, #16K
New York, NY 10022
(Telephone number unpublished)
-----------------------------------------------------------------------
Rudolph E. Rupert                                                26,222
2 Oneida Road
Scarsdale, NY 10583
-----------------------------------------------------------------------
Stephen A. Saldanha                                             302,382
7202 Ayrshire Lane
Boca Raton, FL 33496
(561) 852-1160 (H)
-----------------------------------------------------------------------
Richard E. Sayers                                               414,481
3625 Ridge Run
Canandaigua, NY 14424
(716) 396-0130 (H)
(716) 396-9237 (F)
-----------------------------------------------------------------------
Stephen T. Shapiro                                               78,666
885 Park Avenue, #5B
New York, NY 10021
(212) 570-0493 (H)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Pierre Simard                                                    26,222
26 Spruce Street
Riverside, CT 06878
(212) 632-6927
-----------------------------------------------------------------------
Eric Singer                                                      45,893
72 Hicks Street
Brooklyn, NY 11201
(718) 522-6893 (H)
(212) 856-5710
-----------------------------------------------------------------------
David H. Smith                                                  120,244
-----------------------------------------------------------------------
Lawrence B. Sorrell                                              26,222
12 Reimer Road
Scarsdale, NY 10583
(914) 472-6536 (H)
-----------------------------------------------------------------------
Simon Strauss                                                    71,493
c/o Jeffries & Co.
520 Madison Avenue
New York, NY 10022
(212) 284-2450 (O)
(212) 338-8991 (F)
-----------------------------------------------------------------------
Steven H. Tishman                                               104,888
1160 Park Avenue, #2D
New York, NY 10128
(212) 610-6138
-----------------------------------------------------------------------
Susan Weening                                                     1,860
50 Range Road
Winston, CT 06897
-----------------------------------------------------------------------
Tyler T. Zachem                                                  26,222
c/o Deutsche Bank Capital Partners
130 Liberty Street, 25th Floor
New York, NY 10006
(212) 250-8199
-----------------------------------------------------------------------
Joel W. Zimmerman                                               262,986
3555 Bison Drive
Boulder, CO 80302
(303) 444-7776
-----------------------------------------------------------------------
                                      Total:                  4,073,234
-----------------------------------------------------------------------
                                GRAND TOTAL:                 43,486,375
-----------------------------------------------------------------------

                                                                       EXHIBIT A



                                    Joinder
                                    -------


          By execution of this Purchaser Joinder, the undersigned agrees to become a party to that certain Amended and Restated Stockholders Agreement dated as of January 31, 2001 attached hereto, among FiberNet Telecom Group, Inc., a Delaware corporation, and certain of its stockholders. The undersigned shall have all the rights, and shall observe all of the obligations, applicable to a Stockholder.

Name:
      ----------------------------------
Address for Notices:                           With copies to:

      ----------------------------------       ------------------------------

      ----------------------------------       ------------------------------

      ----------------------------------       ------------------------------
                                               Signature:
                                                          -------------------
                                               Date:
                                                     ------------------------

                                                                       EXHIBIT B



                               IRREVOCABLE PROXY

                          FIBERNET TELECOM GROUP, INC.

          The undersigned, _________________, hereby irrevocably and unconditionally appoints the Managing Purchasers (as such term is defined in the Securities Purchase Agreement) the attorney and proxy of the undersigned, with full power of substitution, to vote, with respect to (i) the election of directors and any and all matters presented at any and all meetings of the stockholders of the Company and (ii) the Transfer of Stock (as such terms are defined in the Stockholders Agreement hereinafter referred to) in such manner as such attorneys and proxy shall, in their sole discretion, deem proper, all of the shares of Stock of FiberNet Telecom Group, Inc., a Nevada corporation (the "Company"), standing in the name of the undersigned (including shares of Stock acquired after the date hereof in respect of shares of Stock held on the date hereof) at such time (the "Proxy Shares"), including the giving of any and all stockholder consents (such rights, collectively with the rights listed in clauses (i) and (ii) herein, the "Proxy Rights"); provided, that the exercise of any Proxy Rights requires the consent of the majority of the Managing Purchasers unless, in the sole judgment of the Majority in Interest that in order to protect its investment, the Majority in Interest requires sole right to exercise the Proxy Rights, in which case the Majority in Interest shall upon 10 days written notice to each other Managing Purchaser have sole control of the Proxy Rights until the Majority in Interest, in its sole discretion, shall deem otherwise. This is an irrevocable proxy coupled with an interest and shall become and remain valid and irrevocable until the automatic termination hereof pursuant to the provisions of an Amended and Restated Stockholders Agreement, dated as of January 31, 2001 among the undersigned, the Company and certain stockholders of the Company, as the same may be amended from time to time. The granting of this proxy shall revoke all prior proxies given by the undersigned at any time with respect to all Stock (and Proxy Shares) owned or controlled by the undersigned and no subsequent proxies will be given with respect thereto by the undersigned, except pursuant to the provisions of such Stockholders Agreement.

Dated: __________ __, 2001.

                              By:__________________________________






                                      B-1